Exhibit 99.1

PMC-Sierra Reports Third Quarter 2011 Results

SUNNYVALE, Calif.--(BUSINESS WIRE)--October 27, 2011--PMC-Sierra, Inc., (Nasdaq:PMCS) or PMC, the semiconductor innovator transforming storage, optical and mobile networks, today reported results for the third quarter ended October 2, 2011.

Net revenues in the third quarter of 2011 were $173.3 million, a sequential increase of 1% compared with $171.0 million in the second quarter of 2011, and 7% higher than net revenues of $162.3 million in the third quarter of 2010.

In the third quarter of 2011, the Company reported GAAP net income of $47.3 million, or $0.20 per diluted share, compared with GAAP net income in the second quarter of 2011 of $16.7 million, or $0.07 per diluted share. Non-GAAP net income in the third quarter of 2011 was $42.1 million, or $0.18 per diluted share, compared with non-GAAP net income of $40.2 million, or $0.17 per diluted share, in the second quarter of 2011.

“Our third quarter results were solid given the difficult economic environment,” said Greg Lang, president and chief executive officer of PMC. “While macro concerns impact our near-term outlook, PMC is well-positioned to deliver the infrastructure required to support explosive traffic growth on storage, mobile and optical networks.”

Net income on a non-GAAP basis in the third quarter of 2011 excludes the following items: (i) $7.0 million stock-based compensation expense; (ii) $0.6 million acquisition-related costs; (iii) $3.0 million asset impairment; (iv) $11.0 million amortization of purchased intangible assets; (v) $29.4 million gain on liability for contingent consideration; (vi) $3.2 million foreign exchange gain on foreign tax liabilities; (vii) $0.9 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; (viii) $0.4 million accretion of liability for contingent consideration; and (ix) $4.6 million income tax related amounts.

For a full reconciliation of GAAP net income to non-GAAP net income, please refer to the schedules included with this release. The Company believes the additional non-GAAP measures are useful to investors for the purpose of financial analysis. Management uses the non-GAAP measures internally to evaluate its in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company’s core operating results. In addition, the measures are used to plan for the Company’s future periods. However, non-GAAP measures are neither stated in accordance with, nor are they a substitute for, GAAP measures.

In the third quarter of 2011, PMC announced:

  A new family of Tachyon® 6Gb/s SAS/SATA controller-based encryption solutions for securing cloud storage. The SPCve controllers integrate line-rate data encryption into the existing data flow, providing a central, scalable and cost-effective means to secure and manage stored data. PMC’s controller-based encryption architecture is agnostic to drive type or vendor, allowing OEMs and cloud providers to mix and match HDDs and SSDs, and to encrypt their deployed storage infrastructure.
  The Adaptec Series 6Q RAID controller with maxCache 2.0 SSD caching designed to accelerate data center and cloud computing application performance. PMC’s second-generation SSD caching solution, maxCache 2.0, adds support for write caching to expand the application workloads that can benefit from this technology. The Series 6Q with maxCache 2.0 improves quality of service, offers up to 13 times improvement in I/O operations per second (IOPS) and a 13 times reduction in application latency. PMC also released the Series 6T with recessed top-mounted connectors that enable maximum installation flexibility in dense form-factor servers.

Third Quarter 2011 Conference Call

Management will review the third quarter 2011 results and share its outlook for the fourth quarter of 2011 during a conference call at 1:30 pm Pacific Time/4:30 pm Eastern Time on Thursday, October 27, 2011. The conference call webcast will be accessible under the Financial Events and Calendar section at http://investor.pmc-sierra.com. To listen to the conference call live by telephone, dial 416-640-5926 approximately ten minutes before the start time. A telephone playback will be available after the completion of the call and can be accessed at 647-436-0148 using the access code 4676276. A replay of the webcast will be available for five business days.

Safe Harbor Statement

This release contains forward-looking statements that involve risks and uncertainties. The Company’s SEC filings describe the risks associated with the Company’s business, including PMC’s limited revenue visibility due to variable customer demands, market segment growth or decline, orders with short delivery lead times, customer concentration, changes in inventory, and other items such as foreign exchange rates and volatility in global financial markets.

About PMC

PMC (Nasdaq:PMCS) is the semiconductor innovator transforming networks that connect, move and store digital content. Building on a track record of technology leadership, we are driving innovation across storage, optical and mobile networks. Our highly integrated solutions increase performance and enable next-generation services to accelerate the network transformation. For more information, visit www.pmc-sierra.com.

© Copyright PMC-Sierra, Inc. 2011. All rights reserved. PMC, PMC-SIERRA, “Enabling connectivity. Empowering people.” and Tachyon are registered trademarks of PMC-Sierra, Inc. in the United States and other countries, PMCS is a trademark of PMC-Sierra, Inc. Other product and company names mentioned herein may be trademarks of their respective owners.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended			Nine Months Ended
	October 2,	June 26,	September 26,	October 2,	September 26,
	2011	2011	2010	2011	2010

Net revenues	$173,299	$171,018	$162,335	$501,751	$475,830
Cost of revenues	52,640	52,663	53,813	164,464	152,882
Gross profit	120,659	118,355	108,522	337,287	322,948

Other costs and expenses:
Research and development	59,669	56,421	50,180	170,589	135,893
Selling, general and administrative	29,981	29,366	25,567	91,556	73,148
Amortization of purchased intangible assets	11,031	11,031	5,884	33,083	22,536
Restructuring costs and other charges	-	-	66	-	322
Income from operations	19,978	21,537	26,825	42,059	91,049

Other income (expense):
Gain on liability for contingent consideration	29,376	-	-	29,376	-
Gain (loss) on sale of investment securities	222	167	220	559	(79)
Amortization of debt issue costs	(50)	(50)	(50)	(150)	(150)
Foreign exchange gain (loss)	3,635	(623)	(707)	1,538	(1,622)
Interest (expense) income, net	(477)	(571)	68	(1,972)	(78)
Income before provision for income taxes	52,684	20,460	26,356	71,410	89,120
Provision for income taxes	(5,428)	(3,725)	(11,201)	(15,076)	(16,872)
Net income	$47,256	$16,735	$15,155	$56,334	$72,248

Net income per common share - basic	$0.20	$0.07	$0.07	$0.24	$0.31
Net income per common share - diluted	$0.20	$0.07	$0.06	$0.24	$0.31

Shares used in per share calculation - basic	232,590	234,993	231,966	233,880	230,922
Shares used in per share calculation - diluted	233,647	237,506	234,292	236,236	234,290

As a supplement to the Company's condensed consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company provides additional non-GAAP measures for cost of revenues, gross profit, gross profit percentage, research and development expense, selling, general and administrative expense, amortization of purchased intangible assets, restructuring costs and other charges, other income (expense), provision for income taxes, operating expenses, operating income, operating margin percentage, net income, and basic and diluted net income per share.

A non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  The Company believes that the additional non-GAAP measures are useful to investors for the purpose of financial analysis.  Management uses these measures internally to evaluate the Company's in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company's core operating results.  In addition, the measures are used for planning and forecasting of the Company's future periods.  However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures.  Other companies may use different non-GAAP measures and presentation of results.

PMC-Sierra, Inc.
Adjustments to GAAP Cost of Revenues, Gross Profit, Gross Profit Percentage, Research and Development Expense,
Selling, General and Administrative Expense, Amortization of Purchased Intangible Assets, Restructuring Costs and Other Charges,
Other Income (Expense), Provision for Income Taxes, Operating Expenses, Operating Income,
Operating Margin Percentage, Net Income, and Basic and Diluted Net Income Per Share
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended			Nine Months Ended
	October 2,	June 26,	September 26,	October 2,	September 26,
	2011 (1)	2011 (2)	2010 (3)	2011 (4)	2010 (5)

GAAP cost of revenues	$52,640	$52,663	$53,813	$164,464	$152,882
Stock-based compensation	(220)	(260)	(162)	(703)	(609)
Acquisition related costs	(23)	(41)	(72)	(9,128)	(145)
Non-GAAP cost of revenues	$52,397	$52,362	$53,579	$154,633	$152,128

GAAP gross profit	$120,659	$118,355	$108,522	$337,287	$322,948
Stock-based compensation	220	260	162	703	609
Acquisition related costs	23	41	72	9,128	145
Non-GAAP gross profit	$120,902	$118,656	$108,756	$347,118	$323,702

Non-GAAP gross profit %	70%	69%	67%	69%	68%

GAAP research and development expense	$59,669	$56,421	$50,180	$170,589	$135,893
Stock-based compensation	(3,041)	(2,927)	(2,283)	(8,665)	(6,628)
Acquisition related costs	(90)	(97)	-	(378)	-
Asset impairment	(3,029)	-	(4,882)	(3,029)	(4,882)
Non-GAAP research and development expense	$53,509	$53,397	$43,015	$158,517	$124,383

GAAP selling, general and administrative expense	$29,981	$29,366	$25,567	$91,556	$73,148
Stock-based compensation	(3,708)	(3,859)	(2,856)	(10,962)	(9,078)
Acquisition related costs	(525)	(1,051)	(773)	(2,735)	(2,226)
Lease exit costs	-	-	-	(3,392)	-
Non-GAAP selling, general and administrative expense	$25,748	$24,456	$21,938	$74,467	$61,844

GAAP amortization of purchased intangible assets	$11,031	$11,031	$5,884	$33,083	$22,536
Amortization of purchased intangible assets	(11,031)	(11,031)	(5,884)	(33,083)	(22,536)
Non-GAAP amortization of purchased intangible assets	$-	$-	$-	$-	$-

GAAP restructuring costs and other charges	$-	$-	$66	$-	$322
Restructuring costs and other charges	-	-	(66)	-	(322)
Non-GAAP restructuring costs and other charges	$-	$-	$-	$-	$-

GAAP other income (expense)	$32,706	$(1,077)	$(469)	$29,351	$(1,929)
Gain on liability for contingent consideration	(29,376)	-	-	(29,376)	-
Foreign exchange (gain) loss on foreign tax liabilities	(3,226)	260	281	(2,013)	1,259
Accretion of debt discount related to senior convertible notes	888	871	820	2,612	2,412
Accretion of liability for contingent consideration	372	334	-	1,182	-
Interest expense related to short-term loan	-	-	-	258	-
Non-GAAP other income	$1,364	$388	$632	$2,014	$1,742

GAAP provision for income taxes	$5,428	$3,725	$11,201	$15,076	$16,872
Provision for income taxes	(4,550)	(2,706)	(9,636)	(11,797)	(11,645)
Non-GAAP provision for income taxes	$878	$1,019	$1,565	$3,279	$5,227

	Three Months Ended			Nine Months Ended
	October 2,	June 26,	September 26,	October 2,	September 26,
	2011 (1)	2011 (2)	2010 (3)	2011 (4)	2010 (5)

GAAP operating expenses	$100,681	$96,818	$81,697	$295,228	$231,899
Stock-based compensation	(6,749)	(6,786)	(5,139)	(19,627)	(15,706)
Acquisition related costs	(615)	(1,148)	(773)	(3,113)	(2,226)
Asset impairment	(3,029)	-	(4,882)	(3,029)	(4,882)
Lease exit costs	-	-	-	(3,392)	-
Amortization of purchased intangible assets	(11,031)	(11,031)	(5,884)	(33,083)	(22,536)
Restructuring costs and other charges	-	-	(66)	-	(322)
Non-GAAP operating expenses	$79,257	$77,853	$64,953	$232,984	$186,227

GAAP operating income	$19,978	$21,537	$26,825	$42,059	$91,049
Stock-based compensation	6,969	7,046	5,301	20,330	16,315
Acquisition related costs	638	1,189	845	12,241	2,371
Asset impairment	3,029	-	4,882	3,029	4,882
Lease exit costs	-	-	-	3,392	-
Amortization of purchased intangible assets	11,031	11,031	5,884	33,083	22,536
Restructuring costs and other charges	-	-	66	-	322
Non-GAAP operating income	$41,645	$40,803	$43,803	$114,134	$137,475

Non-GAAP operating margin %	24%	24%	27%	23%	29%

GAAP net income	$47,256	$16,735	$15,155	$56,334	$72,248
Stock-based compensation	6,969	7,046	5,301	20,330	16,315
Acquisition related costs	638	1,189	845	12,241	2,371
Asset impairment	3,029	-	4,882	3,029	4,882
Lease exit costs	-	-	-	3,392	-
Amortization of purchased intangible assets	11,031	11,031	5,884	33,083	22,536
Restructuring costs and other charges	-	-	66	-	322
Gain on liability for contingent consideration	(29,376)	-	-	(29,376)	-
Foreign exchange (gain) loss on foreign tax liabilities	(3,226)	260	281	(2,013)	1,259
Accretion of debt discount related to senior convertible notes	888	871	820	2,612	2,412
Accretion of liability for contingent consideration	372	334	-	1,182	-
Interest expense related to short-term loan	-	-	-	258	-
Provision for income taxes	4,550	2,706	9,636	11,797	11,645
Non-GAAP net income	$42,131	$40,172	$42,870	$112,869	$133,990

Non-GAAP net income per share - basic	$0.18	$0.17	$0.18	$0.48	$0.58
Non-GAAP net income per share - diluted	$0.18	$0.17	$0.18	$0.48	$0.57

Shares used to calculate non-GAAP net income per share - basic	232,590	234,993	231,966	233,880	230,922
Shares used to calculate non-GAAP net income per share - diluted	233,647	237,506	234,292	236,236	234,290

(1) $7.0 million stock-based compensation expense; $0.6 million acquisition related costs;  $3.0 million asset impairment; $11.0 million amortization of purchased intangible assets;  $29.4 million gain on liability for contingent consideration; $3.2 million foreign exchange gain on foreign tax liabilities; $0.9 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $0.4 million accretion of liability for contingent consideration; and $4.6 million provision for income taxes which includes $1.6 million income tax provision relating to inter-company transactions, $0.8 million net tax expense relating to foreign exchange translation of a foreign subsidiary, $1.9 million sheltered by the benefit of stock option related loss carry-forwards recognized in equity, $0.4 million arrears interest relating to unrecognized tax benefits, $0.2 million income tax recovery for adjustments relating to prior periods, and $0.1 million income tax provision related to stock-based compensation.

(2) $7.0 million stock-based compensation expense; $1.2 million acquisition related costs; $11.0 million amortization of purchased intangible assets; $0.3 million foreign exchange loss on foreign tax liabilities; $0.9 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $0.3 million accretion of liability for contingent consideration; and $2.7 million provision for income taxes which includes $1.6 million income tax provision relating to inter-company transactions, $1.2 million net tax expense relating to foreign exchange translation of a foreign subsidiary, $0.9 million reduction of stock option related loss carry-forward benefit recognized in equity, $0.6 million arrears interest relating to unrecognized tax benefits, $0.5 million income tax provision for adjustments relating to prior periods, and $0.3 million income tax recovery related to stock-based compensation.

(3) $5.3 million stock-based compensation expense; $0.8 million acquisition related costs; $4.9 million asset impairment; $5.9 million amortization of purchased intangible assets; $0.1 million restructuring costs; $0.3 million foreign exchange loss on foreign tax liabilities; $0.8 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $9.6 million provision for income taxes which includes $8.0 million sheltered by the benefit of stock option related loss carry-forwards recognized in equity, $2.6 million income tax provision for adjustments relating to prior periods, $0.7 million income tax recovery relating to inter-company transactions, $0.6 million net tax recovery relating to foreign exchange translation of a foreign subsidiary, $0.5 million arrears interest relating to unrecognized tax benefits, and $0.2 million income tax recovery related to stock-based compensation.

(4) $20.3 million stock-based compensation expense; $12.2 million acquisition related costs; $3.0 million asset impairment; $3.4 million lease exit costs; $33.1 million amortization of purchased intangible assets; $29.4 million gain on liability for contingent consideration; $2.0 million foreign exchange gain on foreign tax liabilities; $2.6 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $1.2 million accretion of liability for contingent consideration; $0.3 million interest related to short-term loan; and $11.8 million provision for income taxes which includes $3.1 million sheltered by the benefit of stock option related loss carry-forwards recognized in equity, $6.9 million income tax provision relating to inter-company transactions, $0.1 million net tax expense relating to foreign exchange translation of a foreign subsidiary, $1.6 million arrears interest relating to unrecognized tax benefits, $0.4 million income tax provision for adjustments relating to prior periods, and $0.3 million income tax recovery related to stock-based compensation.

(5) $16.3 million stock-based compensation expense; $2.4 million acquisition related costs; $4.9 million asset impairment; $22.5 million amortization of purchased intangible assets; $0.3 million restructuring costs; $1.3 million foreign exchange loss on foreign tax liabilities; $2.4 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; and $11.6 million provision for income taxes which includes $8.0 million income tax provision relating to the benefit of stock option related loss carry-forwards recognized in equity, $2.9 million income tax provision relating to inter-company transactions, $2.6 million income tax provision for adjustments relating to prior periods, $2.5 million net tax recovery relating to foreign exchange translation of a foreign subsidiary, $1.5 million arrears interest relating to unrecognized tax benefits, $0.6 million deferred tax recovery related to non-deductible intangible asset amortization, and $0.3 million income tax recovery related to stock-based compensation.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	October 2,	December 26,
	2011	2010
ASSETS:
Current assets:
Cash and cash equivalents	$145,019	$293,355
Short-term investments	98,850	54,801
Accounts receivable, net	64,514	69,263
Inventories, net	40,760	51,133
Prepaid expenses and other current assets	21,114	21,559
Income tax receivable	4,471	4,554
Deferred tax assets	19,451	12,162
Total current assets	394,179	506,827

Investment securities	230,459	235,369
Investments and other assets	4,252	10,687
Prepaid expenses	18,423	22,987
Property and equipment, net	19,062	18,367
Goodwill	520,899	523,712
Intangible assets, net	168,325	202,265
Deferred tax assets	2,392	1,187
Deposits for wafer fabrication capacity	-	5,145
	$1,357,991	$1,526,546

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Short-term loan	$-	$180,991
Accounts payable	28,439	32,048
Accrued liabilities	67,484	76,566
Liability for unrecognized tax benefit	44,036	40,300
Income taxes payable	499	-
Deferred income taxes	2,450	2,823
Accrued restructuring costs	191	1,604
Deferred income	15,536	18,231
Total current liabilities	158,635	352,563

2.25% senior convertible notes due October 15, 2025, net	64,216	61,605
Liability for contingent consideration	-	28,194
Long-term obligations	4,370	8,940
Deferred income taxes	41,095	36,549
Liability for unrecognized tax benefit	17,978	17,908

PMC special shares convertible into 1,029 (2010 - 1,370) shares of common stock	1,228	1,716

Stockholders' equity:
Common stock and additional paid in capital	1,590,191	1,576,201
Accumulated other comprehensive (loss) income	(2,308)	2,072
Accumulated deficit	(517,414)	(559,202)
Total stockholders' equity	1,070,469	1,019,071
	$1,357,991	$1,526,546

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended
	October 2,	September 26,
	2011	2010
Cash flows from operating activities:
Net income	$56,334	$72,248
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	56,795	35,645
Stock-based compensation	20,330	16,315
Unrealized foreign exchange (gain) loss, net	(1,650)	1,436
Net amortization of premiums/discounts and accrued interest of investments	3,361	3,810
Accrued interest on short-term loan	589	-
(Gain) loss on disposal of investment securities	(558)	78
Asset impairment	3,029	4,882
Gain on liability for contingent consideration	(29,376)	-

Changes in operating assets and liabilities:
Accounts receivable	4,749	(17,739)
Inventories	1,361	912
Prepaid expenses and other current assets	1,989	2,896
Accounts payable and accrued liabilities	(10,285)	5,648
Deferred income taxes and income taxes payable	11,020	(68)
Accrued restructuring costs	(1,418)	(1,739)
Deferred income	(2,690)	9,720
Net cash provided by operating activities	113,580	134,044

Cash flows from investing activities:
Acquisition of Channel Storage business from Adaptec, Inc.	-	(34,250)
Purchases of property and equipment	(8,142)	(6,847)
Purchases of intangible assets	(5,620)	(4,287)
Redemption of short-term investments	-	4,574
Disposals of investment securities	116,813	133,000
Purchases of investment securities	(160,169)	(303,192)
Net cash used in investing activities	(57,118)	(211,002)

Cash flows from financing activities:
Repayment of short-term loan	(180,991)	-
Proceeds from issuance of common stock	16,462	15,133
Repurchases of common stock	(39,999)	-
Net cash (used in) provided by financing activities	(204,528)	15,133

Effect of exchange rate changes on cash and cash equivalents	(270)	59
Net decrease in cash and cash equivalents	(148,336)	(61,766)
Cash and cash equivalents, beginning of period	293,355	192,841
Cash and cash equivalents, end of period	$145,019	$131,075

CONTACT:
PMC-Sierra, Inc.
Mike Zellner, 1-408-988-1204
Vice President & CFO
mike_zellner@pmc-sierra.com
or
Suzanne Craig, 1-415-217-4962
Investor Relations
suzanne_craig@pmc-sierra.com
or
Kimberly Mason, 1-604-415-6239
Communications
kim_mason@pmc-sierra.com